UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 16, 2007
PHI, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana	0-9827	72-0395707

(State of Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 SE Evangeline Thruway, Lafayette, LA		70508

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (800) 235-2452
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On March 16, 2007, PHI, Inc. issued a press release announcing its year-end 2006 earnings. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release of PHI, Inc. dated March 16, 2007, announcing earnings for the year-ended December 31, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc. (Registrant)

Date: March 19, 2007	By:	/s/	Michael J. McCann

Name: Michael J. McCann Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of PHI, Inc. dated March 16, 2007 announcing earnings for the year-ended December 31, 2006.